Exhibit 10.24

                           EXIGENT INTERNATIONAL, INC.
                      MONEY PURCHASE PENSION PLAN AND TRUST

                (Amended and Restated Effective January 1, 1999)

                           EXIGENT INTERNATIONAL, INC.
                           MONEY PURCHASE PENSION PLAN
                (Amended and Restated Effective January 1, 1999)

                                    CONTENTS


                                                                                                                 Page
ARTICLE 1.........................................................................................................5

   INTRODUCTION...................................................................................................5
     1.01    History of the Plan..................................................................................5
     1.02    Amended and Restated Plan............................................................................5
     1.03    Effective Dates......................................................................................5
     1.04    Accrued Benefits Under This Plan and Under Prior Plan................................................5
     1.05    Protected Benefits...................................................................................5
     1.06    Purpose..............................................................................................5

ARTICLE 2.........................................................................................................6

   DEFINITIONS....................................................................................................6

ARTICLE 3........................................................................................................15

   PARTICIPATION.................................................................................................15
     3.01    Participation.......................................................................................15
     3.02    Participation and Rehire............................................................................15
     3.03    Acquisitions........................................................................................16
     3.03    Not Contract for Employment.........................................................................16

ARTICLE 4........................................................................................................17

   CONTRIBUTIONS.................................................................................................17
     4.01    Employer Contribution...............................................................................17
     4.02    Form and Timing of Employer Contributions; Other Rules..............................................17
     4.03    Forfeitures.........................................................................................18

ARTICLE 5........................................................................................................19

   ACCOUNTS AND ALLOCATIONS......................................................................................19
     5.01    Value of Accounts as of Valuation Date..............................................................19
     5.02    Allocation of Adjustments...........................................................................19
     5.03    Plan Expenses.......................................................................................19
     5.04    Value of Account for Purposes of Distribution.......................................................19
     5.05    Errors..............................................................................................19
     5.06    Allocations Do Not Affect Vesting...................................................................20
     5.07    Investment Funds and Elections......................................................................20

ARTICLE 6........................................................................................................21

   RETIREMENT DATES AND BENEFITS.................................................................................21
     6.01    Retirement..........................................................................................21
     6.02    Permanent Disability................................................................................21
     6.03    Death...............................................................................................21
     6.04    Termination of Employment...........................................................................21
     6.05    Commencement of Distribution........................................................................22
     6.06    Disposition of Forfeitures..........................................................................23
     6.07    Distributions Pursuant to Qualified Domestic Relations Orders.......................................23
     6.08    Application for Benefits............................................................................23

ARTICLE 7........................................................................................................24

   DISTRIBUTIONS; DEATH BENEFITS.................................................................................24
     7.01    Automatic Forms of Payment..........................................................................24
     7.02    Optional Forms of Payment...........................................................................24
     7.03    Death Benefit.......................................................................................26
     7.04    Special Distribution Rules..........................................................................27
     7.05    Direct Rollovers....................................................................................29

ARTICLE 8........................................................................................................30

   ADMINISTRATION OF THE PLAN....................................................................................30
     8.01    Named Fiduciary.....................................................................................30
     8.02    Board of Directors..................................................................................30
     8.03    Trustee.............................................................................................30
     8.04    Committee...........................................................................................30
     8.05    Standard of Fiduciary Duty..........................................................................28
     8.06    Claims Procedure....................................................................................29
     8.07    Indemnification of Committee........................................................................31

ARTICLE 9........................................................................................................32

   TRUST FUND AND TRUSTEE........................................................................................32

ARTICLE 10.......................................................................................................33

   AMENDMENT AND TERMINATION.....................................................................................33
     10.01     Right to Amend....................................................................................33
     10.02     Termination and Discontinuance of Contributions...................................................33

ARTICLE 11.......................................................................................................34

   MAXIMUM BENEFITS..............................................................................................34
     11.01     General Rule......................................................................................34
     11.02     Combined Plan Limitation..........................................................................35
     11.03     Definitions.......................................................................................35

ARTICLE 12.......................................................................................................38

   TOP HEAVY RULES...............................................................................................38
     12.01     Effective Date....................................................................................38
     12.02     Definitions.......................................................................................38
     12.03     Minimum Benefit...................................................................................39
     12.04     Combined Plan Limitation For Top Heavy Years......................................................40

ARTICLE 13.......................................................................................................41

   HIGHLY COMPENSATED EMPLOYEES..................................................................................41
     13.01     In General........................................................................................41
     13.02     Highly Compensated Employees......................................................................41
     13.03     Former Highly Compensated Employee................................................................41
     13.04     Definitions.......................................................................................41
     13.05     Other Methods Permissible.........................................................................43

ARTICLE 14.......................................................................................................44

   MISCELLANEOUS.................................................................................................44
     14.01     Headings..........................................................................................44
     14.02     Action by Employer................................................................................44
     14.03     Spendthrift Clause................................................................................44
     14.04     Discrimination....................................................................................44
     14.05     Release...........................................................................................44
     14.06     Compliance with Applicable Laws...................................................................45
     14.07     Merger............................................................................................45
     14.08     Legally Incompetent...............................................................................45
     14.09     Location of Participant or Beneficiary Unknown....................................................45
     14.10     Governing Law.....................................................................................45
     14.11     Military Service..................................................................................46
     14.12     Authority to Establish Loan Program...............................................................46
     14.13     Eligibility for Loans.............................................................................46
     14.14     Loan Amount.......................................................................................46
     14.15     Maximum Number of Loans...........................................................................46
     14.16     Assignment of Account.............................................................................46
     14.17     Interest..........................................................................................47
     14.18     Term of Loan......................................................................................47
     14.19     Level Amortization................................................................................47
     14.20     Directed Investment...............................................................................47
     14.21     Other Requirements................................................................................48
     14.22     Distribution of Loan..............................................................................48
     14.23     Suspension of Loan Repayments During Military Service.............................................48

SCHEDULE A.......................................................................................................49

   AFFILIATED SPONSORS...........................................................................................49


                           EXIGENT INTERNATIONAL, INC.
                      MONEY PURCHASE PENSION PLAN AND TRUST
                (Amended and Restated Effective January 1, 1999)


                                    ARTICLE 1
                                  INTRODUCTION


1.01 History of the Plan. Effective August 1, 1980, Software Technology, Inc. the predecessor employer to, and a current subsidiary of , Exigent International, Inc. ("Employer") established the Software Technology, Inc. Money Purchase Pension Plan and Trust for the benefit of eligible employees. The Plan was thereafter amended and restated several times and was maintained as a plan meeting the requirements of Sections 401(a) and 501(a) of the Internal Revenue Code of 1986, as amended (the "Prior Plan").

1.02 Amended and Restated Plan. Except as otherwise specified herein, effective January 1, 1999, the Prior Plan is continued in an amended and restated form as set forth in its entirety in this document for the purpose of complying with the provisions of the Employee Retirement Income Security Act of 1974 and maintaining qualification under Sections 401(a) and 501(a) of the Internal Revenue Code of 1986, as amended.

1.03 Effective Dates. Notwithstanding the fact that the Plan was amended and restated effective January 1, 1999, certain provisions of the Plan shall have effective dates prior to or after the Effective Date of the Plan's amendment and restatement.

1.04 Accrued Benefits Under This Plan and Under Prior Plan. Participants who earn an Hour of Service after the Effective Date shall be subject to the provisions of this Plan. All other Participants shall be subject to the terms and provisions of the Prior Plan.

1.05 Protected Benefits. The distribution of benefits for all Participants (whether employed by the Employer before or after the Effective Date) shall be governed by the provisions of this Plan. Nevertheless, early retirement benefits, retirement-type subsidies, or optional forms of benefits protected under Code section 411(d)(6) ("Protected
           Benefits") shall not be reduced or eliminated with respect to benefits accrued under such Protected Benefits unless such reduction or elimination is permitted under the Code, Treasury Regulations, authority issued by the Internal Revenue Service, or judicial authority.

1.06 Purpose. The purpose of this Plan is to provide the benefits of a qualified money purchase pension plan for the exclusive benefit of the Participants and their Beneficiaries and this Plan shall be administered and interpreted in accordance with such purpose.

                                    ARTICLE 2
                                   DEFINITIONS


Certain terms of this Plan have defined meanings which are set forth in this Article and which shall govern unless the context in which they are used clearly indicates that some other meaning is intended.

"Account" shall mean the account established and maintained by the Committee or Trustee for each Participant or their Beneficiaries to which shall be allocated each Participant's interest in the Fund. Each Account shall be comprised of the sub-accounts described in Section 5.01.

"Act" or "ERISA" shall mean Public Law No. 93-406, the Employee Retirement Income Security Act of 1974, as the same may be amended from time to time.

"Adjustment" shall mean for any Valuation Date the aggregate earnings, realized or unrealized appreciation, losses, expenses, and realized or unrealized depreciation of the Fund since the immediately preceding Valuation Date. The determination of the valuation of assets and the adjustment shall be made by the Trustee and shall be final and binding.

"Affiliate" shall mean the Company and any corporation which is a member of a controlled group of corporations (as defined in Code section 414(b)) which includes the Company; any trade or business which is under common control (as defined in Code section 414(c)) with the Company; any organization which is a member of an affiliated service group (as defined in Code section 414(m)) which includes the Company; and any other entity required to be aggregated with the Company pursuant to regulations under Code section 414(o).

"Annuity Starting Date" shall mean the first day of the first period for which an Account is payable as an annuity under Articles 6 and 7, or in the case of a benefit not payable in the form of an annuity, the first day on which all events have occurred under Article 6 which entitle the Participant to such benefit. The term "Annuity Starting Date" shall be interpreted in accordance with Section 417(f)(2) and the Treasury Regulations thereunder.

"Authorized Leave of Absence" shall mean any temporary layoff or any absence authorized by the Employer under the Employer's standard personnel practices provided that all persons under similar circumstances must be treated alike in the granting of such Authorized Leaves of Absence and provided further that the Participant returns within the period of authorized absence. If an Employee fails to return to Employment upon cessation of an Authorized Leave of Absence, such Employee will be deemed to have incurred a Termination Date on the first day of such leave of absence. An absence due to service in the Armed Forces of the United States shall be considered an Authorized Leave of Absence to the extent required by federal law. Absences subject to the Family Medical Leave Act of 1993 shall be considered Authorized Leaves of Absence to the extent required under applicable law.

"Beneficiary"

(a) Unmarried Participant. For unmarried Participants, any individual(s), trust(s), estate(s), partnership(s), corporation(s) or other entity or entities designated by the Participant in accordance with procedures established by the Committee to receive any distribution to which the Participant is entitled under the Plan in the event of the Participant's death. The Committee may require certification by a Participant in any form it deems appropriate of the Participant's marital status prior to accepting or honoring any Beneficiary designation. Any Beneficiary designation shall be void if the Participant revokes the designation or marries. Any Beneficiary designation shall be void to the extent it conflicts with the terms of a "qualified domestic relations order," as defined in Code section 414(p), a marital settlement agreement or a divorce decree.

     If an unmarried Participant fails to designate a Beneficiary or if the designated Beneficiary fails to survive the Participant and the Participant has not designated a contingent Beneficiary, the Beneficiary shall be the Participant's estate. For purposes of the foregoing sentence, the term "descendants" shall include any person's adopted by a Participant or by any of his descendants.

(b) Married Participant. A married Participant's Beneficiary shall be his Spouse at the time of his death unless the Participant has designated a specific non-spouse Beneficiary (or Beneficiaries) with the written consent of his Spouse given in the presence of a notary public on a form provided by the Committee, or unless the terms of a qualified domestic relations order require payment to a non-spouse Beneficiary. A married Participant's designation of a non-spouse Beneficiary shall remain valid until revoked by the Participant or until the Participant marries a Spouse who has not consented to a designation in accordance with the preceding sentence.

     For the purposes of this Section, revocation of prior Beneficiary designations will occur when a Participant; (i) files a subsequent valid designation and spousal consent with the Committee, or (ii) files a signed statement with the Committee evidencing his intent to revoke any prior designations.

"Board" shall mean the Board of Directors of the Employer or Company, as the case may be.

"Business Day" shall mean any day except Saturdays, Sundays, and any day designated as a holiday by the Federal Government.

"Code" shall mean the Internal Revenue Code of 1986, as amended. A reference to a specific provision of the Code shall include such provision and any applicable Treasury Regulation pertaining thereto.

"Committee" shall mean the Committee appointed by the Board under Article 8 to administer the Plan. This term is interchangeable with "Plan Administrator."

"Company" shall mean Exigent International, Inc. and its successors and assigns which adopt this Plan.

"Compensation"

         (a) Except as provided herein, Compensation shall mean the Participant's gross annual earnings from salary and wages, but not commissions, bonuses, severance pay, taxable welfare and fringe benefit plan payments or reimbursements, deferred compensation, and compensation realized from the issuance or exercise of equity based options or compensation. Compensation shall include (or shall be grossed up to include) pre-tax contributions or deferrals to the Employer's tax qualified 401(k) plan and/or Section 125 cafeteria plan. Compensation shall not include wages (including both regular and overtime premium pay) for hours worked in excess of 2080 in the Plan Year

         (b) The annual Compensation of each employee taken into account under the Plan shall not exceed $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with Section 401(a)(17)(B) of the Internal Revenue Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which compensation is determined (determination period) beginning in such calendar year.

"Credited Service" shall mean the number of years of service as an Employee of Employer which shall be measured in accordance with the following rules:

         (a) An Employee shall receive credit for all Credited Service under the terms of the Prior Plan. Any Participant in the Prior Plan who is not an Employee on the Effective Date shall have his Credited Service determined under the terms of the Prior Plan.

         (b) On and after the Effective Date, an Employee shall receive one year of Credited Service for any consecutive twelve (12) month period beginning with the Participant's Employment Commencement Date and successive twelve (12) month periods thereafter ("Vesting Computation Periods"), during which the Employee is credited with 1,000 or more Hours of Service.

         (c) An Employee shall not receive any Credited Service for any Vesting Computation Period if the Employee is credited with less than 1,000 Hours of Service during such Vesting Computation Period.

         (d) An Employee shall not receive Credited Service for any period of employment which precedes a Break in Service, if:

                      (i) As of the first day of the Break in Service, the Employee was not entitled to a vested benefit under the Plan; or

                      (ii) The  Employee  receives  a distribution of the vested portion of his Account and fails to restore his Account within the periods described in Section 6.06(c)

         (e) For purposes of determining Credited Service, periods of employment with an Affiliate shall be deemed to be employment with the Employer.

"Disability Retirement Date" shall mean the first day of the month coincident with or immediately following the date the Committee determines that the Participant is Permanently Disabled.

"Distribution" shall mean payment by the Trustee to or for the benefit of a Participant, Beneficiary or other person entitled to benefits as provided in this Plan.

"Effective Date" shall mean January 1, 1999, unless otherwise specifically noted.

"Eligible Employee" shall mean any Employee employed by the Company; however, the following Employees shall not be considered Eligible Employees:

         (a) any Employee who is a nonresident alien and who does not receive earned income from the Company which constitutes income from sources within the United States shall not be considered an Eligible Employee;

         (b) any "leased employee," within the meaning of Code Section 414(n)(2), with respect to the Company or any Affiliated Company;

         (c) any leased employee, regardless of whether such employee meets the definition of leased employee in Code Section 414(n)(2); or

         (d) any person who is classified by the Employer as an independent contractor for purposes of withholding and payment of employment taxes, even if such person is later determined, whether by the Employer or otherwise, to be a common law Employee of the Employer.

"Employee" shall mean any person employed by or on Authorized Leave of Absence from the Company or an Affiliate which adopts this Plan and any person who is a "leased employee" within the meaning of Code section 414(n)(2) with respect to the Company or Affiliate. However, if such "leased employees" constitute less than 20 percent of the Company's and Affiliate's combined non-highly compensated work force, within the meaning of Code section 414(n)(5), the term "Employee" shall not include "leased employees" covered by a plan described in Code section 414(n)(5). "Leased Employee" shall mean any person (other than an Employee of the Employer) who pursuant to an agreement between the Employer and any other person ("leasing organization") has performed services for the Employer (or for the Employer and related persons determined in accordance with Section 414(n)(6) of the Code) on a substantially full-time basis for a period of at least one year, and for Plan Years beginning after December 31, 1996, such services are performed under the primary direction or control by the Employer.

"Employer" shall mean the Company and any Affiliate which adopts this Plan. Affiliates that have adopted the Plan are listed in Appendix A.

"Employer Contribution" shall mean contributions made by the Employer on behalf of Participants in accordance with Section 4.01.

"Employer Contribution Account" shall mean the portion of a Participant's total Account attributable to Employer Contributions and the total of the Adjustments attributable to such Employer Contributions.

"Employment" shall mean active service of an Employee with the Employer.


"Employment Commencement Date" shall mean the date on which the Participant first performs an Hour of Service for the Employer as defined in Department of Labor Regulations.

"Entry Date" shall mean every day that the Company is open for business during each Plan Year.

"Fiduciary" shall mean any party named as a Fiduciary in Article 8 of the Plan. Any party shall be considered a Fiduciary of the Plan only to the extent of the powers and duties specifically allocated to such party and actually exercised by such party under the Plan.

Forfeiture shall mean that portion of a Participant's Account that is not vested, and occurs on the earlier of:

         (a) The distribution of the entire vested portion of a Participant's Account; or

         (b) The last day of the Plan Year in which the Participant incurs five consecutive One-Year Breaks in Service.

For purposes of (a) above, in the case of a Separated Participant whose vested interest in his Participant's Account is zero, such Separated Participant shall be deemed to have received a distribution of his vested interest in his
Participant's   account(s)  upon  the  effective  date  of  his  termination  of employment.


"Fund" shall mean the money and other property held and administered by the Trustee in accordance with the Plan and Trust Agreement. See also definition of "Trust." If the Committee so directs, multiple Trust Funds may be established under this Plan, which together shall compromise the Fund hereunder.

"Highly Compensated Employee" shall have the meaning defined in Article 13.

"Hour of Service" shall mean:


(a) Each hour for which an Employee is paid, or entitled to payment, for performance of duties for an Employer or is on Authorized Leave of Absence.

(b) Each hour for which an Employee is paid, or entitled to payment, by an Employer, on account of a period of time during which no duties are performed (irrespective of whether the employment relationship is terminated) due to vacation, holiday, illness, incapacity, layoff, jury duty, military duty, or leave of absence; provided that in no event, shall an Employee receive credit for more than 501 Hours of Service for any single continuous period of non-working time.

(c) Each hour for which an Employee is absent from work by reason of: (i) the pregnancy of the Employee, (ii) the birth of a child of the Employee, (iii) the placement of a child with the Employee in connection with the adoption of the child by the Employee, or (iv) caring for a child referred to in paragraphs (i) through (iii) immediately following birth or placement. Hours credited under this paragraph shall be credited at the rate of eight
     (8) hours per day, but shall not, in the aggregate, exceed the number of hours required to prevent the Employee from incurring a One-Year Break in Service (a maximum of 501 hours) during the first computation period in which a One-Year Break in Service would otherwise occur, provided, however, that this rule shall apply only during the Plan Year in which the absence from work begins and the immediately following Plan Year. This paragraph
     (c) shall apply only to Participants who begin their absence from work for a reason specified in this paragraph (c) on or after the Effective Date.

(d) Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by an Employer. These hours shall be credited to the Employee for the computation period or period to which the award or agreement pertains, rather than the computation period in which the award, agreement, or payment is made.

(e) In lieu of the foregoing, an Employee who is not compensated on an hourly basis (such as salary, commission or piecework employees) shall be credited with 45 Hours of Service for each week (or 10 Hours of Service for each day) in which such Employee would be credited with Hours of Service in hourly pay. However, this method of computing Hours of Service may not be used for any Employee whose Hours of Service is required to be counted and recorded by any Federal law, such as the Fair Labor Standards Act. Any such method must yield an equivalency of at least 1,000 hours per computation period.

The following rules shall apply in determining whether an Employee completes an "Hour of Service":

(a) The same hours shall not be credited under subparagraphs (a), (b) or (c) above, as the case may be, and subparagraph (d) above, nor shall the same hours credited under subparagraphs (a) through (d) above be credited under subparagraph (e) above.

(b) The rules relating to determining hours of service for reasons other than the performance of duties and for crediting hours of service to particular periods of employment shall be those rules stated in Department of Labor regulations Title 29, Chapter XXV, subchapter C, part 2530, Sections 200b2(b) and 200b2(c), respectively.

"Normal Retirement Age" shall mean the date a Participant attains age 55.

"Normal Retirement Date" shall mean the date that a Participant reaches Normal Retirement Age.

"One-Year Break in Service" shall mean any Plan Year in which an Employee accrues 500 or fewer Hours of Service. An Employee shall not incur a One-Year Break in Service for the Plan Year in which he becomes a Participant, dies, retires or suffers a Permanent Disability. Furthermore, solely for the purpose of determining whether a Participant has incurred a One-Year Break in Service, Hours of Service shall be recognized for Authorized Leaves of Absence and "maternity or paternity leaves of absence." For this purpose, a "maternity or paternity leave of absence" shall mean an absence from work for any period by reason of the Employee's pregnancy, birth of the Employee's child, placement of a child with the Employee in connection with the adoption of such child, or any absence for the purpose of caring for such child for a period immediately following such birth or placement. For this purpose, Hours of Service shall be credited for the computation period in which the absence from work begins only if credit therefore is necessary to prevent the Employee from incurring a One-Year Break in Service and, in any case in which the Committee is unable to determine the hours normally credited in a computation period, eight (8) Hours of Service per day. The total Hours of Service required to be credited for a "maternity or paternity leave of absence" shall not exceed 501.

"Participant" shall mean an Employee who becomes eligible to participate in the Plan as provided in Article 3.

"Permanent Disability" shall mean a physical or mental condition of a Participant resulting from bodily injury, disease, or mental disorder which entitles the Participant to benefits under the Employer's long-term disability plan.

"Permissive Aggregation Group" shall have that meaning as defined in Section 12.02.

"Plan" shall mean the Exigent International, Inc. Money Purchase Pension Plan as set forth in this document, together with any subsequent amendments hereto.

"Plan Administrator" or "Administrator" shall mean the Committee appointed by the Board pursuant to Article 8 to administer the Plan. All references in the Plan to the Administrator shall be deemed to apply to the Committee and vice versa. The Committee so appointed is hereby designated as the "Administrator" of the Plan within the meaning of Section 3(l6) of ERISA.

"Plan Year" shall mean the calendar year.

"Postponed Retirement Date" shall mean a date following a Participant's Normal Retirement Date on which he actually terminates his Employment.

"Pre-Retirement Survivor Annuity" shall have that meaning as defined in Section 7.03.

"Prior Plan" shall have that meaning as defined in Section 1.01.

"Protected Benefits" shall have that meaning as defined in Section 1.05.

"Qualified," as used in "qualified plan" or "qualified trust" shall mean a plan and trust which are entitled to the tax benefits provided respectively by Sections 40l and 50l of the Code, and related provisions of the Code.

"Retirement" shall mean the Termination of Employment of a Participant on his Normal or Postponed Retirement Date.

"Required  Aggregation  Group"  shall  have that  meaning  as defined in Section
12.02.

"Required Beginning Date" shall have that meaning as defined in Section 7.05.

"Separated Participant" shall have the meaning defined in Section 3.02(a).

"Spouse" shall mean the person who was married to the Participant (in a civil or religious ceremony recognized under the laws of the state where the marriage was contracted) immediately prior to the date on which payments to the Participant from the Plan begin. If the Participant dies prior to the commencement of benefits, Spouse shall mean a person who is married to a Participant (as defined in the immediately preceding sentence) on the date of the Participant's death. A Participant shall not be considered married to another person as a result of any common law marriage whether or not such common law marriage is recognized by applicable state law.

"Termination of Employment" shall mean that an Employee has ceased to be employed by the Employer for any of the following reasons:

           (a)    Voluntary resignation from service of the Employer; or

           (b)    Discharge from the service of the Employer by the Employer; or

           (c)    Retirement; or

           (d)    Death; or

           (e)    Permanent Disability;

Notwithstanding the foregoing, an Employee who ceases to be actively employed by reason of an Authorized Leave of Absence shall not be considered as having a Termination of Employment.

"Treasury Regulation" means regulations pertaining to certain Sections of the Code as issued by the Secretary of the Treasury.

"Trust" or "Trust Agreement" shall refer to the Fund established pursuant to one or more agreements of trust entered into between the Employer and one or more trustees (sometimes referred to as sub-trusts), which governs the creation and maintenance of the Fund, and all amendments thereto which may hereafter be made. It is expressly intended that (if the Committee so directs) multiple sub-trusts may be established under this Plan, which together shall comprise the Trust Fund hereunder and that all of the sub-trusts shall be considered to be a single trust fund for purposes of Section 1.414(1)-1(b)(1) of the Treasury Regulations.

"Trustee" shall mean any institution or individual(s) who shall accept the appointment of the Committee to serve as Trustee under the Trust Agreement.

"Valuation Date" shall mean each Business Day of the Plan Year for which Plan assets are traded on a national exchange, or such other day as selected by the Committee.

"Year of Service" shall mean a Plan Year during which an Employee is credited with at least 1000 Hours of Service by an Employer. Service from the date on which the Employee first performs an Hour of Service shall be counted in computing Years of Service for vesting purposes.

"Defined Terms" a defined term, such as "Retirement," will normally govern the definitions of derivatives therefrom, such as "Retire," even though such derivatives are not specifically defined and even if they are or are not initially capitalized. The masculine gender, where appearing in the Plan, shall be deemed to include the feminine gender, unless the context clearly indicates to the contrary. Singular and plural nouns and pronouns shall be interchangeable as the factual context may allow or require. The words "hereof," "herein," "hereunder" and other similar compounds of the word "here" shall mean and refer to the entire Plan and not to any particular provision or Section.

                                    ARTICLE 3
                                  PARTICIPATION


3.01       Participation.

           (a) Participation in Prior Plan. An Eligible Employee who was a Participant in the Prior Plan on the day preceding the Effective Date shall continue as a Participant in this Plan on the Effective Date, provided he is employed on the Effective Date.

           (b) Participation on or After Effective Date. On and after the Effective Date, an Eligible Employee who is not described in subsection (a) above shall become a Participant on the first Entry Date coincident with or next following the date he attains age 21 and completes one (1) hour of service with the Employer.

           (c) Enrollment. An Eligible Employee who becomes eligible to participate in this Plan will be asked to follow certain procedures to enroll in the Plan, and pursuant to which he will designate Beneficiaries. However, an Eligible Employee's participation in the Plan shall not be contingent upon completion of such enrollment process.

3.02       Participation and Rehire.

           (a) Status as a Participant. A Participant's participation in the Plan shall continue until the Participant has a Termination of Employment. On or after his Termination of Employment, the Participant shall be known as a "Separated Participant" and his benefits shall thereafter be governed by the provisions of Articles 6 and 7. The individual's status as a Separated Participant shall cease as of the date the individual ceases to have any balance in his Account. If a Participant ceases to be an Eligible Employee but does not have a Termination of Employment, then such person shall continue to be known as a "Participant" but shall not be eligible to receive Employer Contributions.
(b) Rehire of Individual who was a Participant. An Eligible Employee who was a Participant at the time of his Termination of Employment and who is subsequently rehired by the Employer shall be eligible to immediately participate in the Plan as of his rehire.

           (c) Reinstatement Upon Rehire. If any Separated Participant shall be re-employed by the Employer before incurring five
                    (5) consecutive One-Year Breaks in Service, the forfeited portion of his Participant's Account shall be reinstated only if he repays the full amount distributed to him prior to the fifth (5th) anniversary of his date of re-employment. In the event the Separated Participant does repay the full amount previously distributed to him, the undistributed portion of his Participant's Account shall be restored in full, unadjusted by any gains or losses occurring subsequent to the distribution of his Account. Reinstatements shall be made from Forfeitures and Employer Contributions.

           (d) Crediting Years of Service. If any Separated Participant is re-employed after a One-Year Break in Service has occurred, Years of Service shall include Year of Service prior to such One-Year Break in Service under the following rules:

(1) Except as provided below, Years of Service before and after One-Year Break in Service shall be recognized for vesting purposes with respect to the Participant's Account balance attributable to both pre-break and post- break service.

(2) After the greater of (i) five (5) consecutive One-Year Breaks in Service, or (ii) a number of One-Year Breaks in Service equal to the Separated Participant's pre-break Years of Service, a re-employed Participant's vesting attributable to post-break Years of Service shall not be increased as a result of pre-break Years of Service pursuant to
                           Section 411(a)(6)(D)(I) of the Code.

(3) After five (5) consecutive One-Year Breaks in Service, a re-employed Participant's vesting with respect to his Account balance attributable to pre-break service shall not be increased as a result of post-break service.

3.03       Acquisitions

           If a group of persons becomes employed by an Employer (or any of its subsidiaries or divisions) as a result of an acquisition of another employer, the Committee shall determine whether and to what extent employment with such prior employer shall be treated as eligibility service for purposes of Section 3.01, the applicable Entry Date (or special entry date) for such acquired employees, and any other terms and conditions which apply to eligibility to participate in this Plan. Such terms and conditions shall be set forth in Schedule A or Schedule B to this Plan by action of the Committee.

3.04       Not Contract for Employment.

           Participation in the Plan shall not give any Employee the right to be retained in the Employer's employ, nor shall any Employee, upon dismissal from or voluntary termination of his employment, have any right or interest in the Fund, except as herein provided.

                                    ARTICLE 4
                                  CONTRIBUTIONS


4.01       Employer Contribution.

           (a) For each Plan Year, the Employer shall make a contribution on behalf of each Participant. The amount of the Employer Contribution shall be equal to ten percent (10%) of such
                    Participant's Compensation during such Plan Year. For purposes of computing the Employer Contribution, a Participant's Compensation shall not include Compensation earned by the Participant prior to his entry into the Plan in accordance with Section 3.01 above.

           (b)      The   Employer   Contribution   made  in   respect  of  each
                    Participant shall be allocated on a quarterly basis to the Participant's Employer Contribution Account.

4.02       Form and Timing of Employer Contributions; Other Rules.

           (a) Employer Contributions shall be made in cash or in property acceptable to the Trustee valued at the property's fair market value on the date the property is delivered to the Trustee. It is the intention of the Employer to fund the Employer Contribution on a quarterly basis; however, in any event, such contributions shall be delivered to the Trustee on or before the date prescribed by the Code for filing the Employer's federal income tax return, including authorized extensions.

           (b) Except as provided in this Section, all Employer Contributions shall be irrevocable, shall never inure to the benefit of any Employer, shall be held for the exclusive purpose of providing benefits to Participants and their Beneficiaries (and contingently for defraying reasonable expenses of administering the Plan), and shall be held and distributed by the Trustees only in accordance with this Plan.

           (c) Upon an Employer's request and to the extent permitted by the Code and other applicable laws and regulations thereunder, a contribution which was made by a mistake of fact, or conditioned upon the initial qualification of the Plan under Code section 401(a) or upon the deductibility of the contribution under Section 404 of the Code shall be returned to the Employer within one (1) year after the payment of the contribution, the denial of the Plan's initial qualification, or the disallowance of the deduction (to the extent disallowed) whichever is applicable.

4.03       Forfeitures.

           Prior to January 1, 2000, Forfeitures shall be allocated as an additional Employer Contribution in the Plan Year in which such Forfeitures occur. Effective January 1, 2000, Forfeitures shall be applied to reduce the Employer Contributions required for the Plan Year in which the Forfeiture occurs or to restore the Accounts of Participants who repay their Plan Accounts in accordance with Section
           6.06. To the extent Forfeitures are not used in such Plan Year, they shall be so applied in succeeding Plan Years.

                                    ARTICLE 5
                            ACCOUNTS AND ALLOCATIONS


5.01       Value of Accounts as of Valuation Date.   As of  each Valuation Date,
           each Participant's Account shall equal:


(a) his total Account as determined on the immediately preceding Valuation Date, plus

(b) his Employer Contributions allocated to his Account (if any) since the immediately preceding Valuation Date, minus

(c) his Distributions, if any, since the immediately preceding Valuation Date, plus or minus

(d)  his allocable share of Adjustments.

5.02       Allocation of Adjustments.

           The Adjustment for each Investment Fund shall be calculated as of each Valuation Date. The Adjustment for a given Investment Fund shall be allocated to each Account invested in such Investment Fund in the proportion that each Account bears to the total of all Accounts in such Investment Fund. Such valuation shall occur prior to the allocation of Employer Contribution. Alternately, the Adjustment may be allocated taking into account any other method deemed by the Committee to accurately reflect the investment performance of a Participant's Account provided such method is applied on a uniform nondiscriminatory basis and by taking into account all distributions since the prior Valuation Date.

5.03       Plan Expenses.

          The Committee may direct that expenses attributable to general Plan administration be allocated to the Accounts of all Participants in proportion to their Account balances. Furthermore, to the extent permitted by ERISA, expenses attributable to a specific Participant's Account may be charged to that Participant's Account.

5.04       Value of Account for Purposes of Distribution.

           For purposes of this Article 5, each Participant's Account shall be valued as of the date of the Distribution of the Participant's Account.

5.05       Errors.

           Where an error or omission is discovered in any Participant's Account, the Committee shall make appropriate corrective adjustments as of the end of the Plan Year in which the error or omission is discovered. If it is not practical to correct the error retroactively, then the Committee shall take such action in its sole discretion as may be necessary to make such corrective adjustments, provided that any such actions shall treat similarly situated Participants alike and shall not discriminate in favor of Highly Compensated Employees.

5.06       Allocations Do Not Affect Vesting.

           The fact that an allocation has been made shall not operate to vest in any Participant any right or interest in or to any specific assets of the Trust, except as herein provided.

5.07       Investment Funds and Elections.

           (a) Election of Investment Funds. A Participant may direct, following such policies and procedures established by the Committee, which shall be applied in a consistent and nondiscriminatory manner, to have his Account allocated or reallocated among the Investment Funds or other investment options provided under the Plan.

           (b) Investment Options. The Company, in consultation with the Committee, shall select from time to time such Investment Funds or investment options as are deemed prudent, and the Committee shall notify affected Participants of such Investment Funds and investment options. The Company, in consultation with the Committee may modify, eliminate or select new Investment Funds or investment options from time to time and shall notify affected Participants of such changes.

           (c) Failure to Make Investment Election. To the extent a Participant fails to direct the investment of his Account in accordance with this Section, the Committee and the Trustee shall invest the Participant's Account in a prudent manner in accordance with ERISA.

                                    ARTICLE 6
                          RETIREMENT DATES AND BENEFITS


6.01       Retirement.

           (a) Normal Retirement. A Participant who actually retires on his Normal Retirement Date is entitled to request a distribution from his Account balance beginning in the form described in
                    Article 7. A Participant who has attained Normal Retirement Age shall become 100% vested in his Account.
(b) Postponed Retirement. Participants postponing retirement beyond their Normal Retirement Date generally shall be entitled to a distribution from the Plan prior to their actual retirement in the form of a lump sum payment, and shall continue to participate in the Plan. To receive an in-service lump sum payment, a Participant must obtain spousal consent in the manner described in Section 7.02(b)

6.02       Permanent Disability.

           In the event of a Participant's Permanent Disability, the Participant shall become 100% vested in his Account. Such Participant shall be entitled to receive a distribution from his Account beginning on his Disability Retirement Date payable in the form described in Article 7, provided the Participant requests the distribution, and the Participant obtains spousal consent in the manner described in
           Section 7.02(b).

6.03       Death.

           In the event of a Participant's death while employed with the Employer, all amounts credited to the Participant's Account as of such Participant's date of death shall become 100% vested. Such Account shall be distributed to the Participant's Beneficiary on the date and in the form described in Section 7.03.

6.04       Termination of Employment.

           (a) Upon a Participant's Termination of Employment for any reason other than Retirement, Permanent Disability or death, the Participant shall be entitled to receive a distribution of the vested portion of his Account. That portion of the Participant's Account which is not vested upon Termination of Employment shall be subject to forfeiture by such Participant in accordance with Section 6.06.

           (b) The vested portion of any Participant's Account shall be determined as follows:


                          Years of Credited Service
                          As of Date of Termination       Vested Percentage

                          Less than 2 Years                              0%
                          2 Years                                       20%
                          3 Years                                       60%
                          4 Years or More                              100%

           (c)      Top-Heavy  Vesting  Schedule.    Because  of  the  foregoing
                    vesting   schedule,  a  Top-Heavy  vesting  schedule  is not
                    required.

           6.05     Commencement of Distribution.

           (a) Under the following circumstances, the Committee shall direct the Trustee to distribute the Participant's vested Account regardless of whether the Participant or Spouse requests such Distribution:

                          (i) Small Accounts. If a Participant incurs a Termination of Employment with an Account balance of $5,000 or less ($3,500 or less prior to January 1, 1998), benefits shall be distributed in one lump sum no later than the sixty (60) days after the end of the Plan Year following the Plan Year in which occurred the Participant's Termination of Employment. However, if the Employer rehires the Participant prior to the date of Distribution, no Distribution shall be made under this
                                 Section 6.05(a)(i).

                         (ii) Attainment of Normal Retirement Date. Unless otherwise elected by the Participant, a Participant's Account which exceeds $5,000 ($3,500 prior to January 1, 1998) shall be distributed within 60 days after the end of the Plan Year coincident with or immediately following the Participant's attainment of his Normal Retirement Date, or if later, the Participant's Termination of Employment.

                        (iii) Death or Disability of Participant. If the Participant dies or experiences a Permanent Disability, the Participant's Account shall be distributed as provided in Sections 6.02 and 6.03, respectively.

                         (iv) Attainment of Age 70-1/2. If the Participant attains age 70-1/2 and distribution is required under Section 7.04, the Participant's Account shall be distributed as provided in such Section.

           (b) The Committee may, in accordance with policies uniformly applied, require written application as a precondition to the payment of benefits hereunder.

6.06       Disposition of Forfeitures.

           (a) A nonvested Participant who incurs a Termination of Employment shall be deemed to have received an immediate distribution of his Account upon the effective date of his termination of employment, and shall then forfeit the non-vested portion of his Employer Contribution Account. If the terminated Participant resumes employment with the Employer prior to incurring a One Break in Service, then the Participant's nonvested Account previously forfeited shall become his beginning Account on the date he resumes participation in the Plan.

           (b) Reinstatements of previously forfeited Accounts shall be made in accordance with Section 4.03. To the extent Forfeitures are insufficient to restore the Participant's Account, the Employer shall contribute an additional amount to the Participant's Account.

6.07       Distributions Pursuant to Qualified Domestic Relations Orders.

           Notwithstanding anything to the contrary in this Plan, a "qualified domestic relations order", as defined in Code section 414(p), may provide that any amount to be distributed to an alternate payee may be distributed, or commenced, immediately even though the Participant is not yet entitled to a distribution under the Plan. The intent of this Section is to provide for the distribution of benefits to an alternate payee as permitted by Treasury Regulation 1.401(a)-13(g)(3).

6.08       Application for Benefits.

           The Committee may require a Participant or Beneficiary to complete and file with the Committee certain forms as a condition precedent to the payment of benefits. The Committee may rely upon all such information given to it, including the Participant's current mailing address. It is the responsibility of all persons interested in distributions from the Trust Fund to keep the Committee informed of their current mailing addresses.

                                    ARTICLE 7
                          DISTRIBUTIONS; DEATH BENEFITS


7.01       Automatic Forms of Payment.

           If a Participant does not have a Spouse on his Annuity Starting Date, the Participant's Account shall be payable as a Single Life Annuity defined below, unless the Participant otherwise elects under Section
           7.02. If a Participant has a Spouse on his Annuity Starting Date, the Participant's Account shall be payable as a Joint and 50% Survivor Annuity (with the Spouse as the designated beneficiary) defined below, unless the Participant (with spousal consent) otherwise elects under Section 7.02. For purposes of this Article 7:

           (a) A "Single Life Annuity" is an annuity purchased with the Participant's Account balance that provides level monthly payments during the Participant's lifetime, with payments ceasing upon the Participant's death; and

           (b) A "Joint and 50% Survivor Annuity" is an annuity purchased with the Participant's Account balance that provides level monthly payments to the Participant for his life, and upon the Participant's death, 50% of such monthly payment shall be payable on a monthly basis to the Participant's designated Beneficiary for the designated Beneficiary's life. Payments under the Joint and 50% Survivor Annuity shall cease on the later of the death of the Participant or the death of the Participant's designated Beneficiary.

7.02       Optional Forms of Payment.

(a) Within 90 days of the Participant's Annuity Starting Date, the Participant may elect to receive any of the following optional forms of payment in lieu of the automatic form of payment described in Section 7.02.

(i) Lump Sum Payment. A one time payment to the Participant equal to the Participant's Account balance.

(ii) Installment Payments. Payments over a period certain in monthly, quarterly, semiannual, or annual installments of substantially equal amounts over a period not to exceed the lesser of ten years or the joint life expectancy of the Participant and his designated Beneficiary.

(iii)Joint and 100% Survivor Annuity. An annuity purchased with the Participant's Account balance that provides level monthly payments to the Participant for his life, and upon the Participant's death, such monthly payments shall be payable to the Participant's designated Beneficiary(ies) for life. Payments under the Joint and 100% Survivor Annuity shall cease on the later of the death of the Participant or the death of the Participant's designated Beneficiary(ies).

(iv) Single Life Annuity. See Section 7.01(a).

(v)  Joint and 50% Survivor Annuity. See Section 7.01(b).

(vi) Minimum Distribution. If a Participant has attained age 70 1/2, he may elect under Section 7.04 the minimum distribution required under Code
     Section 401(a)(9)(A)(ii).

In no event shall a Participant's Account be paid to him under an option which provides that the aggregate payments to be made during his life expectancy will be less than one-half (1/2) of the value of his Account under the Plan calculated under the date the option is effective.

(b) A married Participant's election to receive an optional form of payment shall be valid only if the Participant's Spouse consents in writing on a form provided by the Committee in the presence of a Notary Public or Plan representative to the Participant's election. In addition, the Spouse's consent must acknowledge the effect of such consent. However, if the Participant establishes to the satisfaction of the Committee that his Spouse's consent cannot be obtained because he has no Spouse, because his Spouse cannot be located, or because of other circumstances as determined by applicable Treasury Regulations, the Committee may treat the Participant's election as an election for which spousal consent was obtained.

(c) A Participant may revoke his election of an optional form of payment or make a new election (provided any required spousal consent is obtained) at any time prior to his Annuity Starting Date. Furthermore, the Participant's election shall cease to be valid upon the marriage of the Participant or upon the remarriage of the Participant following the death or divorce of the Spouse giving the consent to the Participant's election. If the Participant revokes his election or if such election otherwise ceases to be valid, the Participant's Retirement Income shall be payable under the applicable automatic form of payment described in Section 7.01.

(d) Prior to the Participant's Annuity Starting Date, the Plan Administrator shall provide an election form on which the Participant may elect an optional form of benefit. In addition to the election form, the Plan Administrator shall provide each Participant a written explanation of the applicable automatic form of payment described in Section 7.01 and the optional forms of payment described in Section 7.02(a). Such explanation should describe the circumstances under which a Joint and 50% Survivor Annuity will be provided, and an explanation of the financial effect of electing not to have such form. If a Participant makes a request for additional information that is received 90 days prior to the date that Retirement Income payments are to commence, such information must be furnished within 30 days. The Participant will then be entitled to a 90-day period in which to make or change an election, even if such 90-day period extends beyond the Participant's Annuity Starting Date and, in such case, the Participant's first payment shall be made after such election form has been received, on a retroactive basis, if necessary.

     The written explanation described above may be provided after the Participant's Annuity Starting Date. The 90-day applicable election period to waive the qualified joint and survivor annuity described in Section 417(a)(6)(A) of the Code, shall not end before the 30th day after the date on which such explanation is provided. The Secretary may by regulations limit the period of time by which the Annuity Starting Date precedes the provisions of the written explanation other than by providing that the Annuity Starting Date may not be earlier than the Participant's Termination of Employment.

     A Participant may elect (with any applicable spousal consent) to waive any requirement that the written explanation be provided at least 30 days before the Participant's Annuity Starting Date (or to waive the 30-day requirement) if the distribution commences more than 7 days after such explanation is provided.

7.03       Death Benefit.

           (a) If a married Participant dies prior to his Annuity Starting Date, the Participant's Spouse shall be entitled to a monthly benefit known as a "Pre-Retirement Survivor Annuity." The Pre-Retirement Survivor Annuity is an annuity purchased with the applicable portion of the Participant's Account (not less than 50%) which provides the Participant's Spouse with level monthly payments commencing within ninety
                    (90) days after the Participant's death and ending on the death of the Spouse. The Surviving Spouse may elect to receive the Participant's Account in the form of a lump sum payment in lieu of a Pre-Retirement Survivor Annuity. If the Participant is unmarried on the date of his death, his Account shall be distributed to the Beneficiary in a single lump sum.

           (b) If a married Participant dies prior to his Annuity Starting Date but after his Termination of Employment, no less than 50% of the Participant's Account shall be applied toward the purchase of a Single Life Annuity for the Spouse's lifetime. If such Participant is unmarried, his Account shall be paid to his Beneficiary in a single lump sum. If the Participant dies on or after his Annuity Starting Date, any benefit payable to the Participant's Spouse or Beneficiary will be determined pursuant to the form of payment elected by the Participant and his Spouse, if applicable.

           (c) If the Participant dies prior to his Annuity Starting Date, distribution of the Participant's Account shall be made as soon as administratively feasible following receipt by the Committee of satisfactory evidence of the Participant's death.

7.04       Special Distribution Rules.

(a) Required Beginning Date. For Plan Years beginning prior to January 1, 1999, the payment of retirement income commence must commence by April 1 following the calendar year in which the Participant attains age 70-1/2 (the "Required Beginning Date"). However, if a Participant attained age 70-1/2 prior to January 1, 1988 and is not a 5% owner of an Employer (as defined in Code section 401(a)(9) and the Treasury Regulations thereunder), such Participant's retirement income shall commence no later than April 1 following the calendar year in which he terminates his Employment with the Employer. Notwithstanding the preceding distribution requirements, a distribution on behalf of any Participant may be made in accordance with a benefit payment election executed before January 1, 1984 in a manner that satisfies the requirements of the transitional rule of Section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act of 1982. Distributions pursuant to this section shall be made in the form required under Sections
     7.01 and 7.02.

     Effective as of January 1, 1999, the Required Beginning Date for a Participant who is not a 5 Percent Owner is the April 1 following the later of the calendar year in which the Participant (i) attains age 70 1/2 or
     (ii) incurs a Termination of Employment. For any Participant who is a 5 Percent Owner, the Required Beginning Date shall be not later than the April 1 following the calendar year in which the Participant attains age 70 1/2.

(b) Required Distribution. The entire interest of each Participant in this Plan will be distributed, beginning not later than the Required Beginning Date described in paragraph (a) above, in the manner elected by the Participant. However, if the Participant fails to elect a distribution option by the Required Beginning Date, the Participant's vested interest will be distributed consistent with Section 7.01(b) if the Participant is married. If the Participant is not married and fails to make election, the Participant's vested interest will be distributed as a lump sum.

(c) Death After Required Beginning Date. If distribution of a Participant's interest has begun in accordance with paragraph (b) above, and if the Participant dies before his entire interest has been distributed to him, then the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used under paragraph (b) as of the date of the Participant's death.

(d) Death Before Required Beginning Date. If a Participant dies before the Required Beginning Date, the entire interest of the Participant's must be distributed within five years after the death of the Participant unless

(i) any portion of the Participant's interest is payable to or for the benefit of his Beneficiary;

(ii) such portion will be distributed over the life of the Spouse (or over a period not extending beyond the life expectancy of the Beneficiary); and

(iii)such distributions begin not later than one year after the date of the Participant's death or such later date as may be prescribed in Treasury Regulations.

     If the conditions stated in clauses (i), (ii) and (iii) are met, then the portion referred to in clause (i) shall be treated as distributed on the date on which distributions begin. If the Beneficiary referred to in clause
     (i) above is the surviving spouse of the Participant, then the date on which the distributions are required to begin under clause (iii) above shall not be earlier than the date on which the Participant would have attained age 70-1/2, and if the surviving Spouse dies before distributions to such Spouse begin, this paragraph shall be applied as if the surviving Spouse were the Participant.

     The Participant's Beneficiary may elect whether the Participant's entire interest will be distributed within five years of the Participant's death or pursuant to the provisions of paragraphs (i) - (iii) above. Such election must be made within the time limits described in Treasury
     Regulation ss. 1.401(a)(9)-1, C-4. If no election is made, the Plan Administrator shall distribute the Participant's entire interest pursuant to the provisions of paragraphs (i) - (iii) above.

(e) Scope of Section. To the extent that the distribution rules described in this Section provide a limitation upon distribution rules stated elsewhere in this Plan, the distribution rules stated in this Section shall take precedence over such conflicting rules. However, under no circumstances shall the rules stated in this Section be deemed to provide distribution rights to Participants or their Beneficiaries which are more expansive or greater than the distribution rights stated elsewhere in this Plan.

(f) For purposes of this Section 7.04, the life expectancy of the Participant and the Participant's Spouse shall not be recomputed once benefits have commenced under this Section.

7.05     Direct Rollovers.

           (a) This Section applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this Section, a Distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the Distributee in a direct rollover.

            (b)     Definitions.

                    Eligible Rollover Distribution. An Eligible Rollover Distribution is any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include (i) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated Beneficiary, or for a specified period of ten years or more; (ii) any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and (iii) the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities.

                    Eligible Retirement Plan. An Eligible Retirement Plan is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in
                    Section  408(b) of the Code,  an annuity  plan  described in
                    Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

                    Distributee. A Distributee includes an Employee or Separated Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is an alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are Distributees with regard to the interest of the spouse or former spouse.

                    Direct Rollover.  A Direct Rollover is a payment by the Plan
                    to   the   Eligible  Retirement  Plan   specified   by   the
                    Distributee.

                                    ARTICLE 8
                           ADMINISTRATION OF THE PLAN


8.01       Named Fiduciary.

           The following  parties are named as Fiduciaries of the Plan and shall
           have  the   authority  to  control  and  manage  the   operation  and
           administration of the Plan:

                   (a)     The Company;

                   (b)     The Board;

                   (c)     The Trustee;

                   (d)     The Committee.

           The Fiduciaries named above shall have only the powers and duties expressly allocated to them under the Plan and Trust; provided, however, that if a power or responsibility is not expressly allocated to a named fiduciary, the power or responsibility shall be that of the Company. No Fiduciary shall have any liability for, or responsibility to inquire into, the acts and omissions of any other Fiduciary in the exercise of powers or the discharge of responsibilities assigned to such other Fiduciary under this Plan or the Trust.

8.02       Board of Directors.

           The Company, acting through the Board, shall have the power to appoint, remove and replace the Trustee and the members of the Committee. The Company, acting through the Board, also shall have the power to amend from time to time, freeze or terminate the Plan, and to select, monitor and modify the Investment Funds and investment options available to the Participants for self direction under the Plan.

8.03       Trustee.

           The Trustee shall exercise all of the powers and duties assigned to the Trustee as set forth in the Trust. The Trustee shall have no other responsibilities with respect to the Plan.

8.04       Committee.

(a) A Committee of one or more individuals shall be appointed by the Board, or shall be elected by the Participants in accordance with a procedure established by the Board from time to time. The Board shall have the right to remove any member of the Committee at any time, with or without cause. A Committee member may resign at any time by written notice to the Committee and the Board. If a vacancy in the Committee should occur, a successor shall be elected by the Board or in accordance with a procedure established by the Board from time to time. The Committee shall by written notice keep the Trustee notified of current membership of the Committee, its officers and agents. The Committee shall furnish the Trustee a certified signature card for each member of the Committee and for all purposes hereunder, the Trustee shall be conclusively entitled to rely upon such certified signatures.

(b) The Board shall designate a Chairman of the Committee. All resolutions, determinations and other actions of the Committee shall be by a majority vote of all members of the Committee. The Committee may appoint such agents, who need not be members of the Committee, as it deems necessary for the effective performance of its duties, and may delegate to such agents or individual members of the Committee such powers and duties, whether ministerial or discretionary, as the Committee deems expedient or appropriate. The compensation of such agents shall be fixed by the Committee; provided, however, that in no event shall compensation be paid if such payment violates the provisions of Section 406 of the Act and is not exempted from such prohibitions by Section 408 of the Act.

(c) The Committee shall have complete discretion and control of the administration of the Plan with all powers necessary to enable it to properly carry out the provisions of the Plan. In addition to all implied powers and responsibilities necessary to carry out the objectives of the Plan and to comply with the requirements of the Act, the Committee shall have the following specific powers and responsibilities:

(1) To construe the Plan and Trust Agreement and to determine all questions arising in the administration, interpretation and operation of the Plan;

(2) To decide all questions relating to the eligibility of Employees to participate in the benefits of the Plan and Trust Agreement;

(3) To determine the benefits of the Plan to which any Participant, Beneficiary or other person may be entitled;

(4) To keep records of all acts and determinations of the Committee, and to keep all such records, books of accounts, data and other documents as may be necessary for the proper administration of the Plan;

(5) To prepare and distribute to all Plan Participants and Beneficiaries information concerning the Plan and their rights under the Plan, including, but not limited to, all information which is required to be distributed by the Act, the regulations thereunder, or by any other applicable law;

(6) To file with the Secretary of Labor such reports and additional documents as may be required by the Act and regulations issued thereunder, including, but not limited to, summary plan description, modifications and changes, annual reports, terminal reports and supplementary reports;

(7) To file with the Secretary of the Treasury all reports and information required to be filed by the Internal Revenue Code, the Act and regulations issued under each; and

(8) To do all things necessary to operate and administer the Plan in accordance with its provisions and in compliance with applicable provisions of federal law.

(d) To enable the Committee to perform its functions, the Employer shall supply full and timely information of all matters relating to the Compensation and length of service of all Participants, their retirement, death or other cause of termination of employment, and such other pertinent facts as the Committee may require. The Committee shall advise the Trustee of such facts, and issue to the Trustee such instructions as may be required by the Trustee in the administration of the Plan. The Committee and the Employer shall be entitled to rely upon all certificates and reports made by a Certified Public Accountant selected or approved by the Employer. The Committee, the Employer and its officers and the Trustee, shall be fully protected in respect of any action suffered by them in good faith in reliance upon the advice or opinion of any accountant or attorney, and all action so taken or suffered shall be conclusive upon each of them and upon all other persons interested in the Plan.

8.05       Standard of Fiduciary Duty.

           Any Fiduciary, or any person designated by a Fiduciary to carry out fiduciary responsibilities with respect to the Plan, shall discharge his duties solely in the interests of the Participants and Beneficiaries for the exclusive purpose of providing them with benefits and defraying the reasonable expenses of administering the Plan. Any Fiduciary shall discharge his duties with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matter would use in the conduct of an enterprise of a like character and with like aims. Any Fiduciary shall discharge his duties in accordance with the documents and instruments governing the Plan insofar as such documents and instruments are consistent with the provisions of ERISA. Notwithstanding any other provisions of the Plan, no Fiduciary shall be authorized to engage in any transaction which is prohibited by Sections 406 and 2003(a) of ERISA or Section 4975 of the Code in the performance of its duties hereunder.

8.06       Claims Procedure.

(a) Claims. If a Participant has any grievance, complaint, or claim concerning any aspect of the operation or administration of the Plan or Trust, including but not limited to claims for benefits and complaints concerning the performance or administration of the investments of Plan assets (collectively referred to herein as "claim" or "claims"), the Participant shall submit the claim to the Committee, which shall have the initial responsibility for deciding the claim. All such claims shall be submitted in writing and shall set forth the relief requested and the reasons the relief should be granted. All such claims must be submitted within the "applicable limitations period." The "applicable limitations period" shall be two years, beginning on (i) in the case of any lump-sum payment, the date on which the payment was made, (ii) in the case of an annuity payment or installment payment, the date of the first in the series of payments, or
     (iii) for all other claims, the date on which the action complained or grieved of occurred. For example, in the case of alleged underpayment, the date on which the alleged underpayment is received. To the extent that documentary or other evidence is relevant to the relief sought, the Participant shall submit such evidence or, if the evidence is in the possession of the Committee, the Participant shall refer to such evidence in a manner sufficient to allow the Committee to identify and locate such evidence.


(b) Denial of Claims. If a claim is denied in whole or in part, the Committee shall give the claimant written notice of the decision within ninety (90) days of the date the claim was submitted. Such written notice shall set forth in a manner calculated to be understood by the claimant (1) the specific reason or reasons for the denial; (2) specific references to pertinent Plan provisions on which the denial is based; (3) a description of any additional material or information necessary for the claimant to perfect the claim, along with an explanation of why such material or information is necessary; and (4) appropriate information about the steps to be taken if the claimant wishes to submit the claim for review of the denial. The ninety (90) day period for review of a claim for benefits may be extended for an additional ninety (90) days by a written notice to the claimant setting forth the reason for the extension. If the Committee fails to respond to a claim within the time limits set forth above, the claim shall be deemed denied and the Participant may request review by the Committee as set forth in Section 8.06(c).


(c) Appeals Procedure. If a claim is denied in whole or in part or if the claimant has no response to such claim within ninety (90) days of its submission (in which case the claim for benefits shall be deemed to be denied), the claimant or his duly authorized representative may appeal the denial to the Committee within sixty (60) days of receipt of written notice of denial or sixty (60) days of the expiration of the ninety-day period. In pursuing his appeal, the claimant or his duly authorized representative:

(i)  shall request in writing that the Committee review the denial;

(ii) shall review pertinent documents; and

(iii) shall submit evidence as well as written issues, comments or arguments.

     The decision on review shall be made within sixty (60) days of receipt of the request for review, unless special circumstances require an extension of time for processing, in which case a decision shall be rendered as soon as possible, but not later than 120 days after receipt of the request for review. If such an extension of time is required, written notice of the extension shall be furnished to the claimant before the end of the original sixty-day period. The decision on review shall be made in writing, shall be written in a manner calculated to be understood by the claimant, and shall include specific references to the provision of the plan on which the denial is based. If the decision on review is not furnished within the time specified above, the claim shall be deemed denied on review. The decision shall be final and conclusive and a Participant shall not be permitted to bring suit at law or in equity on a claim without first exhausting the remedies available hereunder. No action at law or in equity to recover under this Plan shall be commenced later than one year from the date of the decision on review (or if no decision is furnished within 120 days of receipt of the request for review, the 120th day after receipt of the request for review).

     To the extent permitted under ERISA, the Plan shall indemnify the Board and the Committee against any cost or liability which they may incur in the course of administering the Plan and executing the duties assigned pursuant to the Plan. The Employer shall indemnify the Committee and the members of the Board against any personal liability or cost not provided for in the preceding sentence which they may incur as a result of any act or omission in relation to the Plan or its Participants. Notwithstanding the foregoing, however, no person shall be indemnified for any act or omission which results from that person's intentional or willful misconduct, or illegal activity. The Employer may purchase fiduciary liability insurance to insure its obligation under this Section. The Employer shall have the right to select counsel to defend the Board or Committee in connection with any litigation arising from the execution of their duties under the Plan.

8.07        Indemnification of Committee.

            The Employer shall indemnify the Committee and the members of the Board against any cost or liability which they may incur in the course of administering the Plan and executing the duties assigned pursuant to the Plan. The Company shall indemnify the Plan Administrator and the members of the Board against any personal liability or cost not provided for in the preceding sentence which they may incur as a result of any act or omission in relation to the Plan or its Participants. Notwithstanding the foregoing, however, no person shall be indemnified for any act or omission which results from that person's willful misconduct or illegal activity. The Employer may purchase fiduciary liability insurance to insure its obligation under this Section.

                                    ARTICLE 9
                             TRUST FUND AND TRUSTEE



9.01 The terms of the Trust are contained in a separate Trust Agreement between the Company and the Trustee, the terms of which are incorporated herein by reference.


                                   ARTICLE 10
                            AMENDMENT AND TERMINATION


10.01      Right to Amend.

           The Employer intends for the Plan to be permanent so long as the corporation exists; however, it reserves the right to modify, alter, or amend this Plan or the Trust, from time to time, to any extent that it may deem advisable, including, but not limited to, any amendment deemed necessary to insure the continued qualification of the Plan under Section 40l(a) of the Code or to insure compliance with ERISA; provided, however, that the Employer shall not have the authority to amend this Plan in any manner which will:

           (a) Permit any part of the Fund (other than such part as is required to pay taxes and administrative expenses) to be used for or diverted to purposes other than for the exclusive benefit of the Participants or their Beneficiaries; or

           (b) Cause or permit any portion of the funds to revert to or become the property of the Employer.

10.02      Termination and Discontinuance of Contributions.

           The Company shall have the right at any time to terminate or freeze this Plan or to discontinue permanently its contributions hereunder (hereinafter referred to as "Plan Termination"). Upon Plan Termination, the Committee shall direct the Trustee with reference to the disposition of the Fund, after payment of any expenses properly chargeable against the Fund. In the event that this Plan is partially terminated, then the provisions of this Section 10.02 shall apply, but solely with respect to the Employees affected by the partial termination. If the Plan is terminated or partially terminated, or if the Employer permanently discontinues its contributions to the Plan, then all Participants (in the case of complete Plan termination or permanent discontinuance of contributions) or the affected Participants (in the event of partial Plan termination), shall become 100% vested in all of their Accounts under the Plan immediately upon such event.

                                   ARTICLE 11
                                MAXIMUM BENEFITS



11.01      General Rule.

(a) Notwithstanding any other provision of this Plan, for any Plan Year, the annual additions to a Participant's Account, when combined with the annual additions to the Participant's Account under all other Qualified individual account plans maintained by the Employer or its Affiliates shall not exceed the lesser of (i) $30,000 or (ii) twenty-five percent (25%) of the Participant's Compensation for such Plan Year (the "maximum permissible amount").

(b)  The Employer  hereby elects that the  Limitation  Year for purposes of Code section 415 shall be the Plan Year.

(c)  For purposes of determining  the limit on Annual  Additions under paragraph
     (b) of this Section, the dollar limit described therein, to wit, $30,000, shall be increased for each Plan Year to the extent permitted by law.

(d) If the amount to be allocated to a Participant's Account exceeds the maximum permissible amount, the excess will be disposed of as follows. All Employee Contributions shall be returned to the Participant together with any earnings thereon. If excess Annual Additions remain after refund of
     Employee Contributions and earnings thereon, the excess shall be reallocated among the Participants whose accounts have not exceeded the limit in the proportion that the Compensation of each such Participant bears to the Compensation of all such Participants. If such reallocation would result in an addition to another Participant's Account which exceeds the permitted limit, that excess shall likewise be reallocated among the Participants whose Accounts do not exceed the limit. However, if the allocation or reallocation of the excess amounts pursuant to these provisions causes the limitations of Section 415 of the Code to be exceeded with respect to each Participant for the limitation year, then any such excess shall be held unallocated in a suspense account. If the 415 Suspense Account is in existence at any time during a limitation year, other than the limitation year described in the preceding sentence, all amounts in the 415 Suspense Account shall be allocated and reallocated to Participants' Accounts (subject to the limitations of Code section 415) before any Employer Contributions which would constitute annual additions may be made to the Plan for that limitation year.

(e) If the Participant is covered under another qualified defined contribution plan maintained by an Employer or its Affiliates during any limitation year, the annual additions which may be credited to a Participant's account under this Plan for any such limitation year shall not exceed the maximum permissible amount reduced by the annual additions credited to a Participant's account under all such plans for the same limitation year. If a Participant's annual additions under this Plan and under another individual account plan maintained by an Employer or its Affiliates would result in an excess amount for a limitation year, the excess amount will be deemed to consist of the annual additions last allocated. If an excess amount is allocated to a Participant on an allocation date of this Plan which coincides with an allocation date of another plan, the excess amount attributed to this Plan will be the product of:

     (i) the total excess amount as of such date, times

     (ii) the ratio of (A) the annual additions allocated to the Participant for the limitation year as of such date under this Plan to (B) the total annual additions allocated to the Participant for the limitation year as of such date under this and all the other qualified defined contribution plans maintained by the Employer or its Affiliates.

     Any excess amount attributed to this Plan will be disposed in the manner described in Section 11.01(e).

(f) For purposes of this Section 11.01, all defined contribution plans (whether or not terminated) of the Employer are to be treated as one defined contribution plan.

11.02      Combined Plan Limitation.

           For Plan Years beginning before January 1, 2000, if the Employer or its Affiliates maintains, or at any time maintained, a qualified defined benefit plan covering any Participants in this Plan, the sum of the Participant's defined benefit plan fraction and defined contribution plan fraction shall not exceed 1.0 in any limitation year and the annual benefit otherwise payable to the Participant under such defined benefit plan shall be frozen or reduced to the extent necessary so that the sum of such fractions shall not exceed 1.0.

11.03      Definitions.

           For the purposes of this Article 11, the following definitions shall apply:

(a)  "Annual Addition" shall mean the sum of:

     (i) Employee Contributions;

     (ii) Employer Contributions;

     (iii) Forfeitures; and

     (iv) Amounts described in Code sections 415(l)(1) and 419A(d)(2).

(b) "Affiliates" shall have that meaning contained in Section 2.03 except that for purposes of determining who is an Affiliate the phrase "more than 50 percent" shall be substituted for the phrase "at least 80 percent" each place it appears in Code section 1563(a)(1).

(c)  "Compensation" shall have the same meaning as defined in Article 2.

(d) "Defined benefit fraction" means a fraction, the numerator of which is the sum of the Participant's projected annual benefits under all the defined benefit plans (whether or not terminated) maintained by the Employer or its Affiliates, and the denominator of which is the lesser of (i) 125 percent of the dollar limitation in effect for the limitation year under Section 415(b)(1)(A) of the Internal Revenue Code or (ii) 140 percent of the highest average compensation. Notwithstanding the foregoing, if the Participant was a Participant as of the first day of the first Limitation Year beginning after December 31,1986, in one or more defined benefit plans maintained by the Employer or its Affiliates which were in existence on May 6, 1986, the denominator of this fraction will not be less than 125 percent of the sum of the annual benefits under such plans which the Participant had accrued as of the end of the last limitation year beginning before January 1, 1987, but determined without regard to any changes in the Plan or cost-of-living increases occurring after May 5, 1986. The preceding sentence applies only if the defined benefit plans individually and in the aggregate satisfied the requirements of Section 415 for all limitation years beginning before January 1, 1987.

(e) "Defined contribution fraction" means a fraction, the numerator of which is the sum of the annual additions to the Participant's account under all the defined contribution plans (whether or not terminated) maintained by the Employer or its Affiliates for the current and all prior limitation years, and the denominator of which is the sum of the maximum aggregate amounts for the current and all prior limitation years of service with the Employer or its Affiliates (regardless of whether a defined contribution plan was maintained by the Employer or its Affiliates). The maximum aggregate amount in any limitation year is the lesser of (i) 125 percent of the dollar limitation in effect under Section 415(c)(1)(A) of the Code; or (ii) 35 percent of the Participant's Compensation for such year. If the Employee was a Participant as of the first day of the first Limitation Year beginning after December 31, 1986 in one or more defined contribution plans maintained by the Employer or its Affiliates which were in existence on May 1, 1986, the numerator of this fraction will be adjusted if the sum of this fraction and the defined benefit fraction would otherwise exceed 1.0 under the terms of this Plan. Under the adjustment, the amount equal to the product of (i) the excess of the sum of the fractions over 1.0 times (ii) the denominator of this fraction, will be permanently subtracted from the numerator of this fraction. The adjustment is calculated using the fractions as they would be computed as of the end of the limitation year beginning before January 1, 1987, and disregarding any changes in the terms and conditions of the plans made after May 5, 1986, but using the Section
     415 limitation applicable to the first Limitation Year beginning on or after January 1, 1987. The annual addition for any Limitation Year beginning before January 1, 1987 shall not be recomputed to treat employee contributions as annual additions.

(f) "Highest average compensation" means the average Compensation for the three consecutive years of service with the Employer that produces the highest average.

(g) "Projected annual benefit" means the annual retirement benefit (adjusted to an actuarially equivalent straight life annuity if such benefit is expressed in a form other than a straight life annuity or qualified joint and survivor annuity) to which the Participant would be entitled under the terms of the plan assuming (i) the Participant will continue employment until Normal Retirement Age under the plan (or current age, if later), and
     (ii) the Participant's Compensation for the current limitation year and all other relevant factors used to determine benefits under the plan will remain constant for all future limitation years.

                                   ARTICLE 12
                                 TOP HEAVY RULES


12.01      Effective Date.

           The provisions of this Article of the Plan shall become effective in any Plan Year in which the Plan is determined to be Top Heavy and shall supersede any conflicting provision of this Plan.

12.02      Definitions.

(a) Top Heavy. The Plan shall be Top Heavy for the Plan Year if, as of the Valuation Date which coincides with or immediately precedes the Determination Date, the value of the Participant Accounts of Key Employees exceeds 60% of the value of all Participant Accounts. If the Employer maintains more than one plan, all plans in which any Key Employee participates and all plans which enable this Plan to satisfy the antidiscrimination requirements of Code sections 401(a)(4) or 410 must be combined with this Plan ("Required Aggregation Group") for the purposes of applying the 60% test described in the preceding sentence. Plans maintained by the Employer which are not in the required aggregation group may be combined at the Employer's election with this Plan for the purposes of determining Top Heavy status if the combined plan satisfies the requirements of Code section 401(a)(4) and 410 ("Permissive Aggregation Group"). In determining the value of Participant Accounts, all distributions made during the five-year period ending on the Determination Date shall be included and any unallocated Employer Contributions or forfeitures attributable to the Plan Year in which the Determination Date falls shall also be included. The Account of (i) any Employee who at one time was a Key Employee but who is not a Key Employee for any of the five Plan Years ending on the Determination Date; and (ii) any Employee who has not performed services for the Employer or a related employer maintaining a plan in the aggregation group for the five Plan Years ending on the Determination Date, shall be disregarded in determining Top Heavy status.

     If the Employer maintains a defined benefit plan during the Plan Year which is subject to aggregation with this Plan, the 60% test shall be applied after calculating the present value of the Participants' accrued benefits under the defined benefit plan in accordance with the rules set forth in that plan and combining the present value of such accrued benefits with the Participant's account balances under this Plan.

     Solely for the purpose of determining if the Plan, or any other plan included in the required aggregation group, is Top-Heavy, a Non-key Employee's accrued benefit in a defined benefit plan shall be determined under (i) the method, if any, that uniformly applies for accrual purposes under all plans maintained by the Affiliates, or (ii) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional accrual rate of Code section 411(b)(1)(C)..

(b) Key Employee. Any Employee of the Employer who, during the Plan Year or the four preceding Plan Years was an officer receiving Compensation in excess of 50% of the limit described in Code section 415(b)(1)(A), one of the ten employees of the Employer owning the largest interests in the Employer and receiving Compensation equal to or greater than the dollar limit described in Code section 415(c)(1)(A), a greater than 5% owner of the Employer, a greater than 1% owner of the Employer receiving Compensation in excess of $150,000, or the Beneficiary of a Key Employee. The Code sections 415(b)(1)(A) and 415(c)(1)(A) limits referred to in the preceding sentence shall be the specified dollar limit plus any increases reflecting cost of living adjustments specified by the Secretary of the Treasury.

(c) Determination Date. The last day of the Plan Year immediately preceding the Plan Year for which Top Heavy status is determined.

(d)  Non-key Employee. Any Participant who is not a Key Employee.

(e)  Employer. This term shall include any Affiliate of such Employer.

(f)  Compensation.  This term  shall  have that  meaning  as  defined in Section
     Article 2.

12.03      Minimum Benefit.

           (a) Except as provided below, the Employer Contributions allocated on behalf of any Non-Key Employee who is employed by the Employer on the Determination Date shall not be less than the lesser of (i) 3% of such Non-Key Employee's Compensation or (ii) the largest percentage of Employer Contributions as a percentage of the Key Employee's Compensation, allocated on behalf of any Key Employee for such Plan Year.

           (b) The minimum allocation is determined without regard to any Social Security contribution and shall be made even though, under other Plan provisions, the Non-Key Employee would have received a lesser allocation or no allocation for the Plan Year because of the Non-Key Employee's failure to complete 1,000 Hours of Service, his failure to make mandatory employee contributions, or his earning Compensation less than a stated amount.

           (c) If the Employer maintains a defined benefit plan in addition to this Plan, the minimum contribution and benefit requirements for both plans in a Top Heavy Plan Year may be satisfied by an allocation of Employer Contributions to the Account of each Non-Key Employee in the amount of 5% of the Non-Key Employee's Compensation.

12.04      Combined Plan Limitation For Top Heavy Years.

           In any Plan Year beginning before January 1, 2000 during which more than 90% of the Participant Account balances are attributable to Key Employees, 100% or an equivalent factor shall be substituted for 125% or an equivalent factor in the combined plan fraction denominators set forth in the Section of this Plan which limits maximum benefits pursuant to Section 415 of the Code. In any Plan Year beginning before January 1, 2000 during which more than 60% but not more than 90% of the Participant Account balances are attributable to Key Employees, 100% or an equivalent factor shall be substituted for 125% or an equivalent factor in the combined plan fraction denominators unless the Account of each Non-Key Employee participating in the Plan receives an allocation which satisfies Section 12.03 above, except that for this purpose the figure "4%" shall be substituted for "3%" where it appears in that Section and the figure "7.5%" shall be substituted for "5%" where it appears in Section 12.03(c).

                                   ARTICLE 13
                          HIGHLY COMPENSATED EMPLOYEES


13.01      In General.

           For the purposes of this Plan, the term "Highly Compensated Employee" is any active Employee described in Section 13.02 below and any Former Employee described in Section 13.03 below. Various definitions used in this Section are contained in Section 13.04. A Non-highly Compensated Employee is an Employee who is not a Highly Compensated Employee.

13.02      Highly Compensated Employees.

           Effective for Plan Years beginning after December 31, 1996, an Employee is a Highly Compensated Employee if during the Determination Year the Employee performs services for the Employer and:

(a)  is a 5 Percent Owner at any time during the current or preceding year; or

(b) receives Compensation in excess of $80,000 (as adjusted from time to time) and, if elected by the Employer, is a member of the Top Paid Group during the Look Back Year.

           The dollar amounts described above shall be increased annually as provided in Code section 414(q)(1). For purposes of the 1997 Plan Year, the preceding definition shall be used to determine if an Employee is a Highly Compensated Employee.

13.03      Former Highly Compensated Employee.

           A Former Employee is a Highly Compensated Employee if (applying the rules of Section 13.02) the Former Employee was a Highly Compensated Employee during a Separation Year or during any Determination Year ending on or after the Former Employee's 55th birthday.

13.04      Definitions.

           The following special definitions shall apply to this Article 13:

           Compensation shall have the meaning determined under Regulations ss. 1.415-2(d)(11)(ii) (i.e., compensation for purposes of W-2 income tax withholding under Code section 3401(a)), but adding back amounts which are excluded from income under Code sections 125, 402(a)(8) and 402(h)(1)(B)).

           Determination  Year shall mean the portion of the Plan Year for which
           an  individual's   status  as  a  Highly   Compensated   Employee  is
           determined.

           Employee shall mean Employees as defined in Article 2, leased employees described in Code section 414(n), and employees who are members of any collective bargaining unit.

           Employer shall mean the Company and its Affiliates.

           Five Percent Owner shall mean any Employee who owns or is deemed to own (within the meaning of Code section 318), more than five percent of the value of the outstanding stock of the Employer or stock possessing more than five percent of the total combined voting power of the Employer.

           Former Employee shall mean an Employee (i) who has incurred a Severance from Service or (ii) who remains employed by the Employer but who has not performed services for the Employer during the Determination Year (e.g., an Employee on Authorized Leave of Absence).

           Includable Officer shall mean any officer of the Employer who, during the applicable year, receives Compensation in excess of 50% of the dollar limitations under Code section 415(b)(1)(A)(as adjusted by the Secretary of the Treasury for cost of living increases). The Employer shall be deemed to have a minimum of 3 officers or, if greater, a number equal to 10 percent of all Employees. However, no more than 50 officers shall be considered Includable Officers under this Article
           13. If the Employer does not have any Includable Officers because no officer receives Compensation in excess of the dollar limitations of Code section 415(b)(1)(A), the Employer's highest paid officer shall be considered an Includable Officer.

           Look Back Year shall mean the Plan Year preceding the Determination Year.

            Separation Year shall mean any of the following years:

(a) An Employee who incurs a Termination of Employment shall have a Separation Year in the Determination Year in which such Termination of Employment occurs;

(b) An Employee who remains employed by the Employer but who temporarily ceases to perform services for the Employer (e.g., an Employee on Authorized Leave of Absence) shall have a Separation Year in the calendar year in which he last performs services for the Employer;

(c) An Employee who remains employed by the Employer but whose Compensation for a calendar year is less than 50% of the Employee's average annual Compensation for the immediately preceding three calendar years (or the Employee's total years of employment, if less) shall have a Separation Year in such calendar year. However, such Separation Year shall be ignored if the Employee remains employed by the Employer and the Employee's Compensation returns to a level comparable to the Employee's Compensation immediately prior to such Separation Year.

     Top Paid Group shall mean the top 20% of all Employees ranked on the basis of Compensation received from the Employer during the applicable year. The number of Employees in the Top Paid Group shall be determined by ignoring Employees who are non-resident aliens and Employees who do not perform services for the Employer during the applicable year. The Employer elects to compute the Top Paid Group without the age and service exclusion provided in applicable Treasury Regulations.

13.05      Other Methods Permissible.

           To the extent permitted by the Code, judicial decisions, Treasury Regulations and IRS pronouncements, the Committee may (without further amendment to this Plan) take such other steps and actions or adopt such other methods or procedures (in addition to those methods and procedures described in this Article 13) to determine and identify Highly Compensated Employees (including adopting alternative definitions of Compensation which satisfy Code section 414(q)(7) and are uniformly applied).

                                   ARTICLE 14
                                  MISCELLANEOUS


14.01      Headings.

           The headings  and  sub-headings  in this Plan have been  inserted for
           convenience   of  reference  only  and  are  to  be  ignored  in  any
           construction of the provisions hereof.

14.02      Action by Employer.

           Any action by an Employer under this Plan shall be by resolution of its Board of Directors, or by any person or persons duly authorized by resolution of said Board to take such action.

14.03      Spendthrift Clause.

           Except as otherwise required by a "qualified domestic relations order" as defined in Code section 414(p), none of the benefits, payments, proceeds or distributions under this Plan shall be subject to the claim of any creditor of any Participant or Beneficiary, or to any legal process by any creditor of such Participant or Beneficiary, and none of them shall have any right to alienate, commute, anticipate or assign any of the benefits, payments, proceeds or distributions under this Plan except for the extent expressly provided herein to the contrary.

14.04      Discrimination.

           The Employer, the Committee, the Trustee and all other persons involved in the administration and operation of the Plan shall administer and operate the Plan and Trust in a uniform and consistent manner with respect to all Participants similarly situated and shall not permit discrimination in favor of Highly Compensated Employees.

14.05      Release.

           Any payment to a Participant or Beneficiary, or to their legal representatives, in accordance with the provisions of this Plan, shall to the extent thereof be in full satisfaction of all claims hereunder against the Trustee, Plan Administrator, Committee and the Employer, any of whom may require such Participant, Beneficiary, or legal representative, as a condition precedent to such payment, to execute a receipt and release therefor in such form as shall be determined by the Trustee, the Committee, or the Employer, as the case may be.

14.06      Compliance with Applicable Laws.

           The Employer, through the Plan Administrator, shall interpret and administer the Plan in such manner that the Plan and Trust shall remain in compliance with the Code, with ERISA, and all other applicable laws, regulations, and rulings.

14.07      Merger.

           In the event of any merger or consolidation of the Plan with any other Plan, or the transfer of assets or liabilities by the Plan to another Plan, each Participant must receive (assuming that the Plan would terminate) the benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit such Participant would have been entitled to receive immediately before the merger, consolidation, or transfer (assuming that the Plan had then terminated), provided such merger, consolidation or transfer took place after the date of enactment of ERISA.

14.08      Legally Incompetent.

           If any Participant, former Employee or Beneficiary is a minor or, in the judgment of the Committee is otherwise legally incapable of personally receiving and giving a valid receipt for any payment due him hereunder, the Committee may, unless and until a claim shall have been made by a duly appointed guardian or committee of such person, direct that such payment or any part thereof be made to such person's spouse, child, parent, brother, sister, or such other person deemed by the Committee to have incurred expense for or assumed responsibility for the expense of such person. Such payment shall fully discharge the Trustee, Employer, Committee and Plan Administrator from further liability on account thereof.

14.09      Location of Participant or Beneficiary Unknown.

           In the event that all or any portion of the distribution payable to a Participant or his Beneficiary shall remain unpaid solely by reason of the Committee's inability to ascertain the whereabouts of such Participant or Beneficiary, the amount unpaid shall be forfeited. However, such forfeiture shall not occur until five (5) years after the amount first became payable. The Committee shall make a diligent effort to locate the Participant or Beneficiary including the mailing of a registered letter, return receipt requested, to the last known address of such Participant or Beneficiary. In the event a Participant or Beneficiary is located subsequent to his benefit being forfeited, such benefit shall be restored and distributed.

14.10      Governing Law.

           The Plan shall be governed by the laws of the State of Florida to the extent that such laws are not preempted by Federal law.

14.11      Military Service.

           Notwithstanding any provisions of this Plan to the contrary, effective as of December 12, 1994, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Section 414(u) of the Code.

14.12    Authority to Establish Loan Program.

         The Committee is authorized and directed to administer the loan program.

14.13    Eligibility for Loans.

         (a) Loans shall be available to all Participants on a reasonably equivalent basis provided the individual is employed by the Employer at the time the loan is made. For the purposes of receiving a loan, the term "Participant" shall include any Participant who is a "party in interest" as defined in Section 3(14) of ERISA.

14.14    Loan Amount.

(a)  Minimum Loan. No loan of less than $1,000 will be made.

(b) Maximum Loan. A loan to any Participant (determined immediately after the origination of the loan) shall not exceed the lesser of:

     (1) Fifty percent (50%) of the Participant's vested balance in his Account as of the Valuation Date with respect to which the loan is processed; or

     (2) $50,000, reduced by the excess (if any) of (A) the highest outstanding balance of loans from the Plan during the one-year period ending on the day before the date on which such loan was made, over (B) the outstanding loan balance of loans from the Plan on the date on which the loan was made.

14.15    Maximum Number of Loans.

         Effective July 1, 1999, no more than one (1) loan may be outstanding at any time. Any loan must be fully repaid before a new loan will be processed. Loans outstanding on July 1, 1999 will be grandfathered from the one (1) loan limitation.

14.16    Assignment of Account.

         Each loan shall be supported by the Participant's promissory note for the amount of the loan, including interest, payable to the order of the Trustee. In addition, each loan shall be supported by an assignment of fifty percent (50%) of the Participant's right, title and interest in and to his Account and shall be supported by any other reasonable security required by the Trustee.

14.17    Interest.

         Interest shall be charged on any such loan at a rate set by the Committee.

14.18    Term of Loan.

         Except as provided in the following sentence, the maximum repayment term of any loan is five (5) years (Three (3) years if the loan is for $2,000 or less). The maximum repayment term of any loan to be used to acquire a dwelling unit which the Participant will use as his or her principal residence shall be fifteen (15) years. The term of the loan may not extend beyond the Participant's Termination Date. The Committee may, in its discretion, establish a shorter repayment term than the maximum repayment term otherwise permitted under the Plan.

14.19    Level Amortization.

         Each loan shall provide for level amortization with payments to be made at such regular intervals as the Committee determines in its discretion, but not less frequently than once every three months over the term of the loan. Loans to Participants in active Employment shall be repaid through payroll deductions and the Participant shall be required to authorize such payroll deduction as a condition to receiving the loan.

14.20    Directed Investment.

         A Participant who requests a loan shall be deemed to have directed the Committee to invest assets held in his Account by the amount of the loan, and until such loan is repaid, such loan shall be considered a directed investment of the Participant's Account hereunder. The Plan monies which are used to fund the Participant loan shall be withdrawn on a pro rata basis according to the value of the Investment Funds as of the Valuation Date coincident with or immediately preceding the date such loan is made. Principal and interest payments on the loan will be allocated to the Participant's Investment Funds according to the Participant's investment election at the time of the payment. However, if the Participant does not have an investment election in place at the time of repayment, the principal and interest payments will be allocated to the Participant's Account in accordance with the procedures established by the Committee and the Trustee.

14.21    Other Requirements.

         The Committee may establish such additional guidelines and rules as it deems necessary. Such guidelines and rules shall be set forth in the loan application and the terms specified in such loan application are hereby incorporated by reference in the Plan. The Committee may amend or modify the loan application as it deems necessary to carry out the provisions of this Article Nine.

14.22    Distribution of Loan.

         Loan proceeds will be distributed as soon as practicable after the loan is approved and after the Participant completes all documentation necessary to make such loan.

 14.23   Suspension of Loan Repayments During Military Service.

         Effective December 12, 1994, the Committee may, in its discretion, suspend a Participant's obligation to make loan repayments as permitted under Section 414(u)(4) of the Code.


         IN WITNESS WHEREOF, the Employer has caused this Plan to be duly executed and its seal to be hereunto affixed on the date indicated below, but effective as of January 1, 1999.


                                COMPANY:

                                EXIGENT INTERNATIONAL, INC.



                                By       /s/ David Miller
                                   ------------------------------------------
                                Title    Vice President Human Resources
                                      ---------------------------------------

                                Date     November 29, 2000
                                     ----------------------------------------

                                   SCHEDULE A

                               AFFILIATED SPONSORS

        Name
-----------------------------------------------------------------------------
1.      Exigent Software Technology, Incorporated
2.      Exigent Digital Telecom & Wireless Networks, Incorporated
3.      Exigent Solutions Group, Incorporated

Employees of all other Affiliates of the Company are not eligible to participate in this Plan.